Exhibit 4.2

Execution Version

FIRST SUPPLEMENTAL INDENTURE

Dated as of April 3, 2018

Supplementing that Certain

INDENTURE

Dated as of April 3, 2018

Among

ABB FINANCE (USA) INC., as Issuer

ABB LTD, as Guarantor

and

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

2.800% NOTES DUE 2020

3.375% NOTES DUE 2023

3.800% NOTES DUE 2028

EXHIBIT A – Form of 2.800% Notes due 2020 A-1

EXHIBIT B – Form of 3.375% Notes due 2023 B-1

EXHIBIT C – Form of 3.800% Notes due 2028 C-2

i

First Supplemental Indenture

This First Supplemental Indenture, dated as of April 3, 2018 (this “First Supplemental Indenture”), among ABB FINANCE (USA) INC., a Delaware corporation (the “Company”), having its principal executive office located at 305 Gregson Drive, Cary, North Carolina 27511; ABB LTD, a corporation organized and existing under the laws of Switzerland, as guarantor (the “Guarantor”), having its principal executive office located at Affolternstrasse 44, 8050 Zurich, Switzerland; and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation duly organized and existing under the laws of the United States of America, (as trustee), supplements that certain Indenture, dated as of April 3, 2018, among the Company, the Guarantor and the Trustee (the “Indenture”).

RECITALS OF THE COMPANY

WHEREAS, the Company has duly authorized the execution and delivery of the Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness to be issued in one or more series as provided for in the Indenture;

WHEREAS, the Guarantor has duly authorized the execution and delivery of the Indenture, and, in connection therewith, the Guarantor has duly authorized the execution and delivery of the Guarantee (as defined in the Indenture) in order to fully and unconditionally guarantee the Company’s obligations under its debt securities issued under the Indenture;

WHEREAS, the Indenture provides that the Securities shall be in the form as may be established by or pursuant to a Board Resolution and set forth in an Officers’ Certificate or as may be established in one or more supplemental indentures thereto, in each case with such appropriate insertions, omissions, substitutions, and other variations as are required or permitted by the Indenture; and

WHEREAS, the Company has determined to issue and deliver, and the Trustee shall authenticate, the series of Securities (as defined in the Indenture) designated as the Company’s (i) 2.800% Notes due 2020 (the “2020 Notes”), (ii) 3.375% Notes due 2023 (the “2023 Notes”) and (iii) 3.800% Notes due 2028 (the “2028 Notes” and, collectively with the 2020 Notes and the 2023 Notes, the “Notes”) pursuant to the terms of this First Supplemental Indenture and substantially in the form as herein set forth, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture and this First Supplemental Indenture.

NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises stated herein and the purchase of the Notes by the Holders thereof, the parties hereto hereby enter into this First Supplemental Indenture, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE I

DEFINITIONS

Section 1.1                                    Certain Terms Defined in the Indenture.

For purposes of this First Supplemental Indenture, all capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Indenture, as amended and supplemented hereby.

Section 1.2                                    Definitions.

For the benefit of the Holders of the Notes, Section 101 of the Indenture shall be amended by adding or substituting, as applicable, the following new definitions:

“2023 Notes Par Call Date” means March 3, 2023.

“2028 Notes Par Call Date” means January 3, 2028.

“Comparable Treasury Issue” means, with respect to each series of Notes, the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Notes of the applicable series to be redeemed (assuming in the case of the 2023 Notes and the 2028 Notes, such Notes matured on the 2023 Notes Par Call Date and the 2028 Notes Par Call Date, respectively) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of three Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of five Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

“Global Notes” means, with respect to each series of the Notes, individually and collectively, each of the Notes in the form of global Securities registered in the name of the Depositary or its nominee, substantially in the form of Exhibit A, Exhibit B or Exhibit C attached hereto, as applicable.

“Make-Whole Amount” means, with respect to the optional redemption of a series of Notes provided for in Section 2.5 of this First Supplemental Indenture, the greater of (1) 100% of the principal amount of the Notes of the applicable series to be redeemed, and (2) as determined by the Quotation Agent, the sum of the present values of the Remaining Scheduled Payments of principal of and interest on the Notes of the applicable series being redeemed (not including unpaid interest, if any, accrued to, but not including, the Redemption Date), discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points in the case of the 2020 Notes, 12.5 basis points in the case of the 2023 Notes and 15 basis points in the case of the 2028 Notes being redeemed.

“Maturity Date” means, with respect to any Note of any series, the Stated Maturity Date or the Redemption Date of such Note.

“Quotation Agent” means any Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means (i) Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC or their affiliates which are primary U.S. Government securities dealers and their respective successors, provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in The City of New York (a “Primary Treasury Dealer”), the Company shall substitute therefor another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed, in each case, as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such redemption date.

“Remaining Scheduled Payments” means, with respect to each Note to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption and, in the case of the 2023 Notes and the 2028 Notes, calculated if such Note matured on the 2023 Notes Par Call Date and the 2028 Notes Par Call Date, respectively; provided, however, that, if such redemption date is not an interest payment date with respect to such Note, the amount of the next succeeding scheduled interest payment thereon will be reduced (solely for the purpose of this calculation) by the amount of interest accrued thereon to, but not including, such Redemption Date.

“Relevant Date” means, in respect of any payment on any Note of any series, the date on which such payment first becomes due and payable, but if the full amount of the monies payable has not been received by the Trustee or, as the case may be, a Paying Agent on or prior to such due date, the Relevant Date means the first date on which, the full amount of such monies having been so received and being available for payment to Holders of Notes of such series, notice to that effect has been duly given to such Holders.

“Tax Jurisdiction” means Switzerland or the jurisdiction of organization or residency for tax purposes of any successor Person to the Company or the Guarantor (or any political subdivision or authority of or in any such jurisdiction), as the case may be.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent or interpolated (on a day-count basis) yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

ARTICLE II

FORM AND TERMS OF THE NOTES

Section 2.1                                    Form and Dating.

(a)                                 Form of Notes.  The 2020 Notes, the 2023 Notes and the 2028 Notes and the Trustee’s certificate of authentication for each such series shall be substantially in the form of Exhibit A, Exhibit B and Exhibit C, respectively, attached hereto.  Each series of Notes shall be executed on behalf of the Company by two of the officers of the Company specified in Section 303 of the Indenture.  Each series of Notes may have notations, legends or endorsements required by law, stock exchange rules or usage.  Each Note shall be dated the date of its authentication.  The Notes and any beneficial interest in the Notes shall be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The terms and notations contained in the Notes shall constitute, and are hereby expressly made, a part of the Indenture as supplemented by this First Supplemental Indenture; and the Company and the Trustee, by their execution and delivery of this First Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

(b)                                 Global Notes.  Each series of Notes designated herein shall be issued initially in the form of one or more fully-registered permanent global Securities, which shall be held by the Trustee as custodian for The Depository Trust Company, New York, New York (the “Depositary”), and registered in the name of Cede & Co., the Depositary’s nominee, duly executed by the Company and authenticated by the Trustee.  The aggregate principal amount outstanding of Notes of any series represented by a global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

Unless and until the Global Notes are exchanged in whole or in part for the individual Notes represented thereby pursuant to Section 305 of the Indenture, such Global Notes may not be transferred except as a whole by the Depositary to its nominee or by its nominee to the Depositary or another nominee of the Depositary or by the Depositary or any of its nominees to a successor depositary or any nominee of such successor depositary.  Upon the occurrence of the events specified in Section 305 of the Indenture in relation thereto, the Company shall execute, and the Trustee shall, upon receipt of a Company Order for authentication, authenticate and deliver, Notes in definitive form in an aggregate principal amount equal to the principal amount of the Global Notes in exchange for such Global Note.

(c)                                  Book-Entry Provisions.  This Section 2.1(c) shall apply only to the Global Notes deposited with or on behalf of the Depositary.

The Company shall execute and the Trustee shall, in accordance with this Section 2.1(c), authenticate and deliver the Global Notes that shall be registered in the name of the Depositary or the nominee of the Depositary and shall be held by the Trustee as custodian for the Depositary.

Participants of the Depositary shall have no rights either under the Indenture or with respect to any Global Notes.  The Depositary or its nominee, as applicable, shall be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes under the Indenture.  Notwithstanding the foregoing, nothing herein shall prevent the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or its nominee, as applicable, or impair, as between the Depositary and its participants, the operation of customary practices of such Depositary governing the exercise of the rights of an owner of a beneficial interest in the Global Notes.

(d)                                 Definitive Notes.  Definitive Notes issued in physical, certificated form, registered in the name of the beneficial owner thereof, shall be substantially in the form of Exhibit A, Exhibit B or Exhibit C attached hereto, as applicable, but without including the text referred to therein as applying only to Global Notes.  Except as provided above in subsection (b), owners of beneficial interests in the Global Notes will not be entitled to receive physical delivery of definitive Notes.

(e)                                  Transfer and Exchange of the Notes.  The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary, in accordance with the Indenture and the procedures of the Depositary therefor.  Beneficial interests in the Global Notes may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the Global Notes.

(f)                                   Paying Agent.  The Company appoints the Trustee as the initial agent of the Company for the payment of the principal of (and premium, if any) and interest on and any Additional Amounts with respect to the Notes, and the Corporate Trust Office of the Trustee in The City of New York, New York, shall be and hereby is, designated as the Agency where the Notes may be presented for payment and where notices to or demands upon the Company in respect of the Notes and this First Supplemental Indenture and the Indenture pursuant to which the Notes are to be issued may be made.

Section 2.2                                    Certain Terms of the 2020 Notes.

The following terms relating to the 2020 Notes are hereby established:

(a)                                 Title.  The 2020 Notes shall constitute the series of Securities having the title “2.800% Notes due 2020.”

(b)                                 Principal Amount.  The aggregate principal amount of the 2020 Notes that may be initially authenticated and delivered under the Indenture (except for 2020 Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other 2020 Notes pursuant to Sections 304, 305, 306, 905 or 1107 of the Indenture) shall be THREE HUNDRED MILLION DOLLARS ($300,000,000).  The Company may, from time to time, without notice to, or the consent of, the Holders of 2020 Notes, issue and sell additional Securities (“Additional 2020 Securities”) ranking equally and ratably with, and having the same interest rate, maturity and other terms as, the 2020 Notes originally issued hereunder (other than the issue date, and to the extent applicable, issue price, initial interest payment date and initial date of interest accrual of such Additional 2020 Securities).  Any such Additional 2020 Securities, if the Company so determines, shall be consolidated, and constitute a single series of Securities with such originally issued 2020 Notes for all purposes under the Indenture, including voting, provided that any such Additional 2020 Securities that have the same CUSIP, ISIN or other identifying number of any Outstanding 2020 Notes must be fungible with such Outstanding Notes for U.S. federal income tax purposes.

(c)                                  Stated Maturity Date.  The entire outstanding principal of the 2020 Notes shall be payable on April 3, 2020.

(d)                                 Interest Rate.  The rate at which the 2020 Notes shall bear interest shall be 2.800% per annum, computed on the basis of a 360-day year comprised of twelve 30-day months; the date from which interest shall accrue on the 2020 Notes shall be April 3, 2018, or the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates for the 2020 Notes shall be April 3 and October 3 of each year, commencing on October 3, 2018; the interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, will be paid, in immediately available funds, to the Persons in whose names the 2020 Notes (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest, which shall be the March 19 and September 18, as the case may be, immediately preceding such Interest Payment Date.  Any such interest not punctually paid or duly provided for shall forthwith cease to be payable to the respective Holders on such Regular Record Date, and such defaulted interest may be paid to the Persons in whose names the 2020 Notes (or one or more Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of 2020 Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the 2020 Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.  Payment of principal of, and premium, if any, and interest on, and any Additional Amounts with respect to, the 2020 Notes will be made at the Corporate Trust Office of the Trustee or such other Office or Agency as may be designated by the Company for such purpose in The City of New York, in Dollars; provided, however, that the Company will make payment of principal of, and premium, if any, and interest on, and any Additional Amounts with respect to, the 2020 Notes due on the Maturity Date by wire transfer of immediately available funds against presentation and surrender at such Office or Agency, if appropriate written wire transfer instructions are received by the Trustee not less than 15 days prior to the Maturity Date.  In the event that such instructions are not so received, such amounts will be paid by check against such presentation and surrender.  The Company may, at its option, make payments of interest on an Interest Payment Date other than the Maturity Date by check mailed to each Holder of 2020 Notes entitled to receive such payment or, if appropriate written wire transfer instructions are received by the Trustee not less than 15 days prior to such Interest Payment Date, by wire transfer of immediately available funds to an account maintained by such Holder located in the United States.

(e)                                  Currency.  The currency of denomination of the 2020 Notes is Dollars.  Payment of principal of and interest and premium, if any, on, and any Additional Amounts with respect to, the 2020 Notes will be made in Dollars.

Section 2.3                                    Certain Terms of the 2023 Notes.

The following terms relating to the 2023 Notes are hereby established:

(a)                                 Title.  The 2023 Notes shall constitute the series of Securities having the title “3.375% Notes due 2023.”

(b)                                 Principal Amount.  The aggregate principal amount of the 2023 Notes that may be initially authenticated and delivered under the Indenture (except for 2023 Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other 2023 Notes pursuant to Sections 304, 305, 306, 905 or 1107 of the Indenture) shall be FOUR HUNDRED FIFTY MILLION DOLLARS ($450,000,000).  The Company may, from time to time, without notice to, or the consent of, the Holders of 2023 Notes, issue and sell additional Securities (“Additional 2023 Securities”) ranking equally and ratably with, and having the same interest rate, maturity and other terms as, the 2023 Notes originally issued hereunder (other than the issue date, and to the extent applicable, issue price, initial interest payment date and initial date of interest accrual of such Additional 2023 Securities).  Any such Additional 2023 Securities, if the Company so determines, shall be consolidated, and constitute a single series of Securities with such originally issued 2023 Notes for all purposes under the Indenture, including voting, provided that any such Additional 2023 Securities that have the same CUSIP, ISIN or other identifying number of any Outstanding 2023 Notes must be fungible with such Outstanding Notes for U.S. federal income tax purposes.

(c)                                  Stated Maturity Date.  The entire outstanding principal of the 2023 Notes shall be payable on April 3, 2023.

(d)                                 Interest Rate.  The rate at which the 2023 Notes shall bear interest shall be 3.375% per annum, computed on the basis of a 360-day year comprised of twelve 30-day months; the date from which interest shall accrue on the 2023 Notes shall be April 3, 2018, or the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates for the 2023 Notes shall be April 3 and October 3 of each year, commencing on October 3, 2018; the interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, will be paid, in immediately available funds, to the Persons in whose names the 2023 Notes (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest, which shall be the March 19 and September 18, as the case may be, immediately preceding such Interest Payment Date.  Any such interest not punctually paid or duly provided for shall forthwith cease to be payable to the respective Holders on such Regular Record Date, and such defaulted interest may be paid to the Persons in whose names the 2023 Notes (or one or more Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of 2023 Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the 2023 Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.  Payment of principal of, and premium, if any, and interest on, and any Additional Amounts with respect to, the 2023 Notes will be made at the Corporate Trust Office of the Trustee or such other Office or Agency as may be designated by the Company for such purpose in The City of New York, in Dollars; provided, however, that the Company will make payment of principal of, and premium, if any, and interest on, and any Additional Amounts with respect to, the 2023 Notes due on the Maturity Date by wire transfer of immediately available funds against presentation and surrender at such Office or Agency, if appropriate written wire transfer instructions are received by the Trustee not less than 15 days prior to the Maturity Date.  In the event that such instructions are not so received, such amounts will be paid by check against such presentation and surrender.  The Company may, at its option, make payments of interest on an Interest Payment Date other than the Maturity Date by check mailed to each Holder of 2023 Notes entitled to receive such payment or, if appropriate written wire transfer instructions are received by the Trustee not less than 15 days prior to such Interest Payment Date, by wire transfer of immediately available funds to an account maintained by such Holder located in the United States.

(e)                                  Currency.  The currency of denomination of the 2023 Notes is Dollars.  Payment of principal of and interest and premium, if any, on, and any Additional Amounts with respect to, the 2023 Notes will be made in Dollars.

Section 2.4                                    Certain Terms of the 2028 Notes.

The following terms relating to the 2028 Notes are hereby established:

(a)                                 Title.  The Notes shall constitute the series of Securities having the title “3.800% Notes due 2028.”

(b)                                 Principal Amount.  The aggregate principal amount of the 2028 Notes that may be initially authenticated and delivered under the Indenture (except for 2028 Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other 2028 Notes pursuant to Sections 304, 305, 306, 905 or 1107 of the Indenture) shall be SEVEN HUNDRED FIFTY MILLION DOLLARS ($750,000,000).  The Company may, from time to time, without notice to, or the consent of, the Holders of 2028 Notes, issue and sell additional Securities (“Additional 2028 Securities”) ranking equally and ratably with, and having the same interest rate, maturity and other terms as, the 2028 Notes originally issued hereunder (other than the issue date, and to the extent applicable, issue price, initial interest payment date and initial date of interest accrual of such Additional 2028 Securities).  Any such Additional 2028 Securities, if the Company so determines, shall be consolidated, and constitute a single series of Securities with such originally issued 2028 Notes for all purposes under the Indenture, including voting, provided that any such Additional 2028 Securities that have the same CUSIP, ISIN or other identifying number of any Outstanding 2028 Notes must be fungible with such Outstanding Notes for U.S. federal income tax purposes.

(c)                                  Stated Maturity Date.  The entire outstanding principal of the 2028 Notes shall be payable on April 3, 2028.

(d)                                 Interest Rate.  The rate at which the 2028 Notes shall bear interest shall be 3.800% per annum, computed on the basis of a 360-day year comprised of twelve 30-day months; the date from which interest shall accrue on the 2028 Notes shall be April 3, 2018, or the most recent Interest Payment Date to which interest has been paid or duly provided for; the

Interest Payment Dates for the 2028 Notes shall be April 3 and October 3 of each year, commencing on October 3, 2018; the interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, will be paid, in immediately available funds, to the Persons in whose names the 2028 Notes (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest, which shall be the March 19 and September 18, as the case may be, immediately preceding such Interest Payment Date.  Any such interest not punctually paid or duly provided for shall forthwith cease to be payable to the respective Holders on such Regular Record Date, and such defaulted interest may be paid to the Persons in whose names the 2028 Notes (or one or more Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of 2028 Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the 2028 Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.  Payment of principal of, and premium, if any, and interest on, and any Additional Amounts with respect to, the 2028 Notes will be made at the Corporate Trust Office of the Trustee or such other Office or Agency as may be designated by the Company for such purpose in The City of New York, in Dollars; provided, however, that the Company will make payment of principal of, and premium, if any, and interest on, and any Additional Amounts with respect to, the 2028 Notes due on the Maturity Date by wire transfer of immediately available funds against presentation and surrender at such Office or Agency, if appropriate written wire transfer instructions are received by the Trustee not less than 15 days prior to the Maturity Date.  In the event that such instructions are not so received, such amounts will be paid by check against such presentation and surrender.  The Company may, at its option, make payments of interest on an Interest Payment Date other than the Maturity Date by check mailed to each Holder of 2028 Notes entitled to receive such payment or, if appropriate written wire transfer instructions are received by the Trustee not less than 15 days prior to such Interest Payment Date, by wire transfer of immediately available funds to an account maintained by such Holder located in the United States.

(e)                                  Currency.  The currency of denomination of the 2028 Notes is Dollars.  Payment of principal of and interest and premium, if any, on, and any Additional Amounts with respect to, the 2028 Notes will be made in Dollars.

Section 2.5                                    Optional Redemption.

(a)                                 Applicability of Article Eleven.  The provisions of Article Eleven of the Indenture shall apply to each series of the Notes, as supplemented or amended by Sections 2.5(b) and 2.7 below.

(b)                                 Redemption Price.

(i)                                     At any time prior to April 3, 2020, in the case of the 2020 Notes, the 2023 Notes Par Call Date, in the case of the 2023 Notes, and 2028 Notes Par Call Date, in the case of the 2028 Notes, the Company may redeem such series of Notes prior to the Stated Maturity Date of such Notes, at its option, at any time in whole or from time to time in part, at a Redemption

Price equal to the Make-Whole Amount, plus (i) unpaid interest, if any, accrued to, but not including, the Redemption Date and (ii) Additional Amounts, if any.  Notwithstanding the foregoing, the Company will pay any interest installment due on an Interest Payment Date that falls on or prior to the Redemption Date to the Holders of the Notes of the applicable series as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date

(ii)                                  On or after the 2023 Notes Par Call Date, in the case of the 2023 Notes and the 2028 Notes Par Call Date, in the case of the 2028 Notes, the Company may redeem such series of Notes prior to the Stated Maturity Date of such Notes, at its option, at any time in whole or from time to time in part, at a Redemption Price equal to 100% of the principal amount of the Notes of the applicable series to be redeemed, plus (i) unpaid interest, if any, accrued to, but not including, the Redemption Date and (ii) Additional Amounts, if any.

Section 2.6                                    Payment of Additional Amounts.

(a)                                 Obligation and Exceptions.  All payments by or on behalf of the Company under the Notes of any series shall be made free and clear of, and without withholding or deduction for taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within Switzerland or any authority therein or thereof having power to tax (“Swiss Taxes”), unless such withholding or deduction is required by law.

If the withholding or deduction of Swiss Taxes in respect of payments made by or on behalf of the Company under the Notes of any series is required by law, the Company will pay such additional amounts (“Additional Amounts”) as may be necessary in order that the net amount received by each Holder of a Note of such series after such withholding or deduction is equal to the amount that would have been received in respect of such Note in the absence of such withholding or deduction; provided, however, that no such Additional Amounts shall be payable in respect of any such Note:

(i)                                     to, or to a third party on behalf of, a Holder or another beneficiary of the Note, which is liable for such Swiss Taxes in respect of such payment under the Note by reason of his having some connection with the jurisdiction by which such Swiss Taxes have been imposed, levied, collected, withheld or assessed other than the mere benefit under the Note;

(ii)                                  where the Note is presented or surrendered for payment more than 30 days after the Relevant Date, except to the extent that the relevant Holder would have been entitled to Additional Amounts on presenting or surrendering the Note for payment on the last day of the period of 30 days assuming that day to have been a day on which the Holder of such Note is entitled to receive payment in accordance with the Note and this Indenture;

(iii)                               to, or to a third party on behalf of, a Holder or another beneficiary of the Note who is able to avoid or reduce such withholding or deduction by complying with any requirement to present any form, certificate or documentation and/or make a declaration of identity, nationality, non-residence, connection (or lack thereof) to, or other similar claim with respect to the relevant tax authority as a precondition to exemption or relief from such Swiss Taxes, or to the extent that a Holder or another beneficiary of the Note is able to credit or obtain a refund for such Swiss Taxes;

(iv)                              where such deduction or withholding is imposed on a payment pursuant to laws enacted by Switzerland providing for the taxation of payments according to principles similar to those laid down in the draft legislation proposed by the Swiss Federal Council on December 17, 2014, altering the debtor-based Swiss federal withholding tax system to a paying-agent system where a Person other than the Company withholds or deducts tax;

(v)                                 where the Note is presented for payment by or on behalf of a Holder who would have been able to avoid such withholding or deduction (A) by presenting the Note to another Paying Agent, or (B) by authorizing the Paying Agent to report information in accordance with the procedure laid down by the relevant tax authority or by producing, in the form required by the relevant tax authority, a declaration, claim, certificate, document or other evidence establishing exemption therefrom;

(vi)                              in respect of any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or any similar tax, duty, assessment or governmental charge;

(vii)                           in respect of any Swiss Taxes that are payable otherwise than by withholding or deduction by the Company or by a Paying Agent, from the payment of the amount payable in respect of the Note;

(viii)                        in respect of any tax, duty, assessment or governmental charge imposed or withheld pursuant to Sections 1471 through 1474 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), as of the issue date (or any amended or successor version of such sections), any regulations promulgated thereunder, any official interpretations thereof, any similar law or regulation adopted pursuant to an intergovernmental agreement between a non-U.S. jurisdiction and the United States with respect to the foregoing or any agreements entered into pursuant to Section 1471(b)(1) of the Code; or

(ix)                              in respect of any combination of taxes, duties, assessments or other governmental charges referred to in the preceding clauses (i) through (viii) above.

(b)                                 Swiss Draft Legislation.  If legislation is enacted providing for the taxation of payments according to principles similar to those laid down in the draft legislation proposed by the Swiss Federal Council referred to above, the Company will use its reasonable efforts to make payments in respect of the Notes through a Paying Agent outside Switzerland, provided that the use of such Paying Agent outside Switzerland would eliminate any Swiss withholding tax that would otherwise apply to payments by the Company.

(c)                                  No Express Mention of Additional Amounts Not Exclusion Thereof.  Whenever in the Indenture, this First Supplemental Indenture or the Notes there is mentioned, in any context, the payment of principal, premium, if any, or interest or any other amount payable under or with respect to any Note, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof, and express mention of the payment of Additional Amounts in any provision of the Indenture, this First Supplemental Indenture or the Notes shall not be construed as excluding Additional Amounts in those provisions of the Indenture, this First Supplemental Indenture or the Notes where such express mention is not made.

Section 2.7                                    Optional Tax Redemption.

(a)                                 Redemption Price and Conditions.  The Company or a successor Person to the Company may redeem the Notes of any series prior to maturity, at its option, in whole but not in part, at a Redemption Price equal to 100% of their principal amount plus unpaid interest accrued thereon to, but not including, the Redemption Date, if, as a result of:

(i)                                     any change in, or amendment to, the laws or treaties (or any regulations, protocols or rulings promulgated thereunder) of the Tax Jurisdiction affecting taxation; or

(ii)                                  any change in the existing official position or the stating of an official position regarding the application or interpretation of such laws, treaties, regulations or rulings (including a holding, judgment or order by a court of competent jurisdiction or a change in published administrative practice), which change or amendment becomes effective (or with respect to official position, is announced) on or after the date of issuance of the Notes of the applicable series (or, if the relevant Tax Jurisdiction was not a Tax Jurisdiction on such date, the date on which such Tax Jurisdiction became a Tax Jurisdiction hereunder), the Company or the Guarantor is, or on the next succeeding Interest Payment Date will be, obligated to pay any Additional Amounts in respect of taxes on any payment made or to be made by the Company under the Notes of the applicable series or by the Guarantor under the Guarantee, and such requirement cannot be avoided by the taking of reasonable measures by the Company or the Guarantor, as applicable (provided that changing the jurisdiction of the Company or the Guarantor is not a reasonable measure for purposes of this section). Notwithstanding the foregoing, the Company will pay any interest installment due on an Interest Payment Date that falls on or prior to the Redemption Date to the Holders as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date.

Notice of any redemption will be sent at least 30 days but not more than 60 days prior to the Redemption Date to each Holder of the Notes of the applicable series to be redeemed. If the Company has provided proper notice to Holders of such Notes, then, unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on such Notes.

(b)                                 Deliverables.  Prior to the delivery of any notice of redemption of the Notes of any series in connection with a redemption under this Section 2.7, the Company or the Guarantor, as the case may be, will deliver to the Trustee at least 5 days but not more than 30 days before the mailing of any such notice of redemption of the Notes, an Officers’ Certificate stating that a change or amendment referred to in the prior paragraph has occurred and that the requirement to pay Additional Amounts cannot be avoided by taking reasonable measures available to the Company or the Guarantor, as the case may be.  The Trustee will accept such certificate as sufficient evidence of the satisfaction of the conditions precedent described above, in which event it will be conclusive and binding on the Holders of the Notes of such series.

ARTICLE III

GUARANTEE

Section 3.1                                    Applicability of Guarantee.

The Notes are guaranteed by the Guarantor on the terms set forth in the Guarantee.

ARTICLE IV

MISCELLANEOUS

Section 4.1                                    Relationship with Indenture.

The terms and provisions contained in the Indenture will constitute, and are hereby expressly made, a part of this First Supplemental Indenture.  However, to the extent any provision of the Indenture conflicts with the express provisions of this First Supplemental Indenture, the provisions of this First Supplemental Indenture will govern and be controlling.

Section 4.2                                    Trust Indenture Act Controls.

If any provision of this First Supplemental Indenture limits, qualifies or conflicts with another provision which is required to be included in this First Supplemental Indenture by the Trust Indenture Act, the required provision shall control.  If any provision of this First Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this First Supplemental Indenture as so modified or to be excluded, as the case may be.

Section 4.3                                    Governing Law.

This First Supplemental Indenture, the Notes and the Guarantee shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of law principles of such State other than New York General Obligations Law Section 5-1401.

Section 4.4                                    Multiple Counterparts.

The parties may sign multiple counterparts of this First Supplemental Indenture.  Each signed counterpart shall be deemed an original, but all of them together represent one and the same First Supplemental Indenture.

Section 4.5                                    Severability.

Each provision of this First Supplemental Indenture shall be considered separable and if for any reason any provision which is not essential to the effectuation of the basic purpose of this First Supplemental Indenture or the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and a Holder shall have no claim therefor against any party hereto.

Section 4.6                                    Ratification.

The Indenture, as supplemented and amended by this First Supplemental Indenture, is in all respects ratified and confirmed.  The Indenture and this First Supplemental Indenture shall be read, taken and construed as one and the same instrument.  All provisions included in this First Supplemental Indenture supersede any conflicting provisions included in the Indenture unless not permitted by law.  The Trustee accepts the trusts created by the Indenture, as supplemented by this First Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as supplemented by this First Supplemental Indenture.  The recitals and statement contained herein and in the Notes shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness.  The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture or the Notes.  The Trustee shall not be accountable for the use or application by the Company of the Notes or the proceeds thereof.

Section 4.7                                    Headings.

The Section headings in this First Supplemental Indenture are for convenience only and shall not affect the construction thereof.

Section 4.8                                    Effectiveness.

The provisions of this First Supplemental Indenture shall become effective as of the date hereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first above written.

ABB FINANCE (USA) INC.,
as Issuer

By:	/s/ Daniel Hagmann
	Name:	Daniel Hagmann
	Title:	President

By:	/s/ W. David Smith, Jr.
	Name:	W. David Smith, Jr.
	Title:	Chief Counsel and Secretary

ABB LTD,
as Guarantor

By:	/s/ Timo Ihamuotila
	Name:	Timo Ihamuotila
	Title:	Executive Vice President and Chief Financial Officer

By:	/s/ Richard A. Brown
	Name:	Richard A. Brown
	Title:	Group Senior Vice President and
Chief Counsel Corporate & Finance

[Signature Page to First Supplemental Indenture]

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Trustee

By:	Deutsche Bank National Trust Company

By:	/s/ Robert S. Peschler
	Name:	Robert S. Peschler
	Title:	Vice President

By:	/s/ Annie Jaghatspanyan
	Name:	Annie Jaghatspanyan
	Title:	Vice President

[Signature Page to First Supplemental Indenture]

EXHIBIT A

Form of 2.800% Note due 2020

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

ABB FINANCE (USA) INC.

2.800% Note due 2020

REGISTERED	PRINCIPAL AMOUNT: $[ • ]

No. R-[ • ]

CUSIP: 00037B AD4
ISIN: US00037BAD47

ABB FINANCE (USA) INC., a Delaware corporation (herein called the “Company,” which term includes any successor Person or Substituted Debtor under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal amount of [ • ] DOLLARS ($[ • ]) on April 3, 2020 (the “Stated Maturity Date”) (unless redeemed on any date fixed for redemption (the “Redemption Date”) prior to the Stated Maturity Date in accordance with the terms of this Note and the Indenture) (the Stated Maturity Date and the Redemption Date is hereinafter referred to as the “Maturity Date” with respect to the principal repayable on such date) and to pay interest on the outstanding principal amount of this Note from [April 3, 2018](1) or from the most recent Interest Payment Date to which interest has been paid or duly provided for semi-annually in arrears on April 3 and October 3, commencing on [October 3, 2018] (2) (each, an “Interest Payment Date”), and on the Maturity Date, at the rate of 2.800% per annum, until said principal amount is paid or duly provided for.  Interest on this Note will be computed on the basis of a 360-day year consisting of twelve 30-day months.

Payment of Interest.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, will, as provided in the Indenture, be paid, in immediately available funds, to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the March 19 and September 18, as the case may be, immediately preceding such Interest Payment Date (the “Regular Record Date”).  Any such interest not punctually paid or duly provided for on an Interest Payment Date (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest may be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

Place of Payment. Payment of principal of, and premium, if any, and interest on, and any Additional Amounts with respect to, this Note will be made at the Corporate Trust Office of the Trustee or such other Office or Agency as may be designated by the Company for such purpose in The City of New York, in Dollars; provided, however, that the Company will make payment of principal of, and premium, if any, and interest on, and any Additional Amounts with respect to, this Note due on the Maturity Date by wire transfer of immediately available funds against presentation and surrender at such Office or Agency, if appropriate written wire transfer

(1)   Insert appropriate date in the case of a re-opening of the Notes.

(2)   Insert appropriate date in the case of a re-opening of the Notes.

1

instructions are received by the Trustee not less than 15 days prior to the Maturity Date. In the event that such instructions are not so received, such amounts will be paid by check against such presentation and surrender. The Company may, at its option, make payments of interest on an Interest Payment Date other than the Maturity Date by check mailed to each Holder of Notes entitled to receive such payment or, if appropriate written wire transfer instructions are received by the Trustee not less than 15 days prior to such Interest Payment Date, by wire transfer of immediately available funds to an account maintained by such Holder located in the United States.

Time of Payment. If an Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the required payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or the Maturity Date, as the case may be, and no additional interest shall accrue on such payment as a result of payment on such next succeeding Business Day.

General. This Note is one of a duly authorized issue of Securities of the Company, issued and to be issued in one or more series under an indenture (the “Base Indenture”), dated as of April 3, 2018, among the Company, ABB Ltd, as guarantor (the “Guarantor”), and Deutsche Bank Trust Company Americas, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of which this Note is a part), as supplemented by a First Supplemental Indenture thereto, dated as of April 3, 2018 (the “First Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), among the Company, the Guarantor and the Trustee. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of a duly authorized series of Securities designated as “2.800% Notes due 2020” (collectively, the “Notes”), limited, except as specified below, in aggregate principal amount to THREE HUNDRED MILLION DOLLARS ($300,000,000). To the extent the terms of this Note conflict with the terms of the Indenture, the terms of this Note shall govern.

Further Issuance. The Company may, from time to time, without notice to, or the consent of, the Holders of the Notes, issue additional Securities ranking equally and ratably with and having the same interest rate, maturity and other terms as the originally issued Notes (other than issue date and, to the extent applicable, issue price, initial Interest Payment Date and initial date of interest accrual). Any such additional Securities, if the Company so determines, will be consolidated, and constitute a single series of Securities, with the originally issued Notes for all purposes; provided, however, that any such additional Securities that have the same CUSIP, ISIN or other identifying number of any Outstanding Notes must be fungible with such Outstanding Notes for U.S. federal income tax purposes.

Events of Default. If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of the Notes may be declared, and in certain cases shall automatically become, due and payable in the manner and with the effect provided in the Indenture.

Sinking Fund. The Notes are not subject to any sinking fund.

2

Optional Make-Whole Redemption. The Company may redeem the Notes prior to the Stated Maturity Date, at its option, at any time in whole or from time to time in part, upon not less than 30 nor more than 60 days’ prior written notice to each Holder of Notes, at the Make-Whole Amount, plus (i) unpaid interest, if any, accrued on the principal amount of the Notes being redeemed to, but not including, the Redemption Date and (ii) Additional Amounts, if any. Notwithstanding the foregoing, the Company will pay any interest installment due on an Interest Payment Date which occurs on or prior to the Redemption Date to the Holders of Notes as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date. In the case of any partial redemption, selection of the Notes for redemption will be made by the Trustee by such methods, as the Trustee shall deem fair and appropriate. If any Note is to be redeemed in part only, the notice of redemption relating to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of this Note.

Payment of Additional Amounts. Subject to certain exceptions set forth in the First Supplemental Indenture and the Guarantee, as the case may be, if the withholding or deduction of taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within Switzerland or any authority thereof or therein having power to tax in respect of any payments by or on behalf of the Company under this Note or the Guarantor under the Guarantee is required by law, the Company or the Guarantor, as applicable, shall pay to the Holder thereof, pursuant to the Indenture and this Note or the Guarantee, as the case may be, such Additional Amounts as may be necessary in order that the net amount received by the Holder of this Note after such withholding or deduction is equal to the amount that would have been receivable in respect of this Note in the absence of such withholding or deduction. Under the Indenture, a successor Person to the Company (including a Substituted Debtor) or the Guarantor, as applicable, that is organized in the United States (in the case of a successor Person to the Company) or Switzerland (in the case of a successor Person to the Guarantor) or any political subdivision or governmental authority thereof or therein, will be subject to the obligation referred to in the preceding sentence. In addition, any such successor Person (i) that is not organized under the laws of the United States of America, any state thereof or the District of Columbia or any territory thereof, and (ii) in the case of a successor Person to the Guarantor, that is not organized under the laws of Switzerland or any political subdivision or governmental authority thereof is, in connection with such succession, required to agree to make all payments in respect of the Outstanding Notes free and clear of, and without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or other governmental charges of whatever nature imposed, collected, withheld, assessed or levied by or on behalf of the jurisdiction of organization or residence (for tax purposes) of such successor Person or any political subdivision or governmental authority thereof or therein having the power to tax, unless required by law, in which case such successor Person shall also be required to agree, subject to certain customary exceptions, to pay such additional amounts as may be necessary in order that the net amount received by each Holder of Outstanding Notes after such withholding or deduction is equal to the amount that would have been receivable in respect of each such Note in the absence of such withholding or deduction.

Optional Tax Redemption. The Company may redeem the Notes prior to the Stated Maturity Date, at its option, in whole but not in part, upon not less than 30 nor more than 60 days’ prior written notice to each Holder of Notes, at a redemption price equal to 100% of the principal amount thereof plus (i) unpaid interest, if any, accrued thereon to, but not including, the

3

Redemption Date and (ii) Additional Amounts, if any, in the event that the Company or the Guarantor has become or would become obligated to pay, on the next date on which any amount would be payable with respect to the Notes, any Additional Amounts as a result of certain changes or amendments to the laws, treaties or official positions of the relevant Tax Jurisdiction, as set forth in the First Supplemental Indenture, and the Company or the Guarantor, as applicable, cannot avoid such obligation by taking reasonable measures available to it. Notwithstanding the foregoing, the Company shall pay any interest installment due on an Interest Payment Date which occurs on or prior to the Redemption Date to the Holders of Notes as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date.

Satisfaction and Discharge. The Indenture contains provisions where, upon the Company’s direction and satisfaction of certain conditions, the Indenture shall cease to be of further effect with respect to the Notes, subject to the survival of specified provisions of the Indenture, including the Company’s obligation to pay Additional Amounts (and the Guarantor’s obligation under the Guarantee to pay Additional Amounts) in respect of such Notes to the extent described in the Indenture, which provisions apply to this Note.

Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of certain obligations of the Company under this Note and the Indenture, and certain obligations of the Guarantor under the Indenture.

Modification and Waivers; Obligations of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities. Such amendment and modification may be effected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series affected thereby (voting as separate classes). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of a majority in aggregate principal amount of the Outstanding Securities of any series to waive, on behalf of the Holders of all Outstanding Securities of such series, certain past defaults under the Indenture and their consequences. Any such consent or waiver in respect of the Notes shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and premium, if any, and interest on, and any Additional Amounts with respect to, this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

Limitation on Suits. As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note will have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any remedy thereunder, except in the case of failure of the Trustee, for 60 days, to act after it has received a

4

written request to institute proceedings in respect of an Event of Default from the holders of at least 25% in aggregate principal amount of the Outstanding Notes, as well as an offer of indemnity or security reasonably satisfactory to it, and no inconsistent direction has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Notes. Notwithstanding any other provision of the Indenture, each Holder of a Note will have the right, which is absolute and unconditional, to receive payment of the principal of, and premium, if any, and interest on, and any Additional Amounts in respect of, such Note on the respective due dates therefor and to institute suit for the enforcement therefor, and this right shall not be impaired without the consent of such Holder.

Authorized Denominations. The Notes are issuable only in registered form without coupons in minimum denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

Registration of Transfer or Exchange. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the register of the Notes maintained by the Security Registrar upon surrender of this Note for registration of transfer, at the Office or Agency in any Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations herein and therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

Guarantee. Payment of this Note is fully and unconditionally guaranteed by the Guarantor pursuant to the Guarantee issued pursuant to the Base Indenture. The Guarantee may be modified in accordance with the terms of the Base Indenture.

Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

Governing Law. The Indenture and this Note shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflicts of law principles of such State other than New York General Obligations Law Section 5-1401. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY

5

JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE, THE SECURITIES OR THE TRANSACTION CONTEMPLATED HEREBY.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of Page Intentionally Left Blank]

6

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

ABB FINANCE (USA) INC.

By:
Name:
Title:

By:
Name:
Title:

7

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

Dated: [ • ]

A-1

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address,
including postal zip code, of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints to transfer said Note on the books of the Trustee, with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee

A-2

EXHIBIT B

Form of 3.375% Note due 2023

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

ABB FINANCE (USA) INC.

3.375% Note due 2023

REGISTERED	PRINCIPAL AMOUNT: $[ • ]

No. R-[ • ]

CUSIP: 00037B AE2

ISIN: US00037BAE20

ABB FINANCE (USA) INC., a Delaware corporation (herein called the “Company,” which term includes any successor Person or Substituted Debtor under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal amount of [ • ] DOLLARS ($[ • ]) on April 3, 2023 (the “Stated Maturity Date”) (unless redeemed on any date fixed for redemption (the “Redemption Date”) prior to the Stated Maturity Date in accordance with the terms of this Note and the Indenture) (the Stated Maturity Date and the Redemption Date is hereinafter referred to as the “Maturity Date” with respect to the principal repayable on such date) and to pay interest on the outstanding principal amount of this Note from [April 3, 2018](3) or from the most recent Interest Payment Date to which interest has been paid or duly provided for semi-annually in arrears on April 3 and October 3, commencing on [October 3, 2018](4) (each, an “Interest Payment Date”), and on the Maturity Date, at the rate of 3.375% per annum, until said principal amount is paid or duly provided for. Interest on this Note will be computed on the basis of a 360-day year consisting of twelve 30-day months.

Payment of Interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, will, as provided in the Indenture, be paid, in immediately available funds, to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the March 19 and September 18, as the case may be, immediately preceding such Interest Payment Date (the “Regular Record Date”).  Any such interest not punctually paid or duly provided for on an Interest Payment Date (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest may be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

Place of Payment. Payment of principal of, and premium, if any, and interest on, and any Additional Amounts with respect to, this Note will be made at the Corporate Trust Office of the Trustee or such other Office or Agency as may be designated by the Company for such purpose in The City of New York, in Dollars; provided, however, that the Company will make payment of principal of, and premium, if any, and interest on, and any Additional Amounts with respect to,

(3)           Insert appropriate date in the case of a re-opening of the Notes.

(4)           Insert appropriate date in the case of a re-opening of the Notes.

1

this Note due on the Maturity Date by wire transfer of immediately available funds against presentation and surrender at such Office or Agency, if appropriate written wire transfer instructions are received by the Trustee not less than 15 days prior to the Maturity Date. In the event that such instructions are not so received, such amounts will be paid by check against such presentation and surrender. The Company may, at its option, make payments of interest on an Interest Payment Date other than the Maturity Date by check mailed to each Holder of Notes entitled to receive such payment or, if appropriate written wire transfer instructions are received by the Trustee not less than 15 days prior to such Interest Payment Date, by wire transfer of immediately available funds to an account maintained by such Holder located in the United States.

Time of Payment. If an Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the required payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or the Maturity Date, as the case may be, and no additional interest shall accrue on such payment as a result of payment on such next succeeding Business Day.

General. This Note is one of a duly authorized issue of Securities of the Company, issued and to be issued in one or more series under an indenture (the “Base Indenture”), dated as of April 3, 2018, among the Company, ABB Ltd, as guarantor (the “Guarantor”), and Deutsche Bank Trust Company Americas, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of which this Note is a part), as supplemented by a First Supplemental Indenture thereto, dated as of April 3, 2018 (the “First Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), among the Company, the Guarantor and the Trustee. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of a duly authorized series of Securities designated as “3.375% Notes due 2023” (collectively, the “Notes”), limited, except as specified below, in aggregate principal amount to FOUR HUNDRED FIFTY MILLION DOLLARS ($450,000,000). To the extent the terms of this Note conflict with the terms of the Indenture, the terms of this Note shall govern.

Further Issuance. The Company may, from time to time, without notice to, or the consent of, the Holders of the Notes, issue additional Securities ranking equally and ratably with and having the same interest rate, maturity and other terms as the originally issued Notes (other than issue date and, to the extent applicable, issue price, initial Interest Payment Date and initial date of interest accrual). Any such additional Securities, if the Company so determines, will be consolidated, and constitute a single series of Securities, with the originally issued Notes for all purposes; provided, however, that any such additional Securities that have the same CUSIP, ISIN or other identifying number of any Outstanding Notes must be fungible with such Outstanding Notes for U.S. federal income tax purposes.

Events of Default. If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of the Notes may be declared, and in certain cases shall automatically become, due and payable in the manner and with the effect provided in the Indenture.

Sinking Fund. The Notes are not subject to any sinking fund.

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Optional Redemption. The Company may redeem the Notes prior to the 2023 Notes Par Call Date, at its option, at any time in whole or from time to time in part, upon not less than 30 nor more than 60 days’ prior written notice to each Holder of Notes, at the Make-Whole Amount, plus (i) unpaid interest, if any, accrued on the principal amount of the Notes being redeemed to, but not including, the Redemption Date and (ii) Additional Amounts, if any. Notwithstanding the foregoing, the Company will pay any interest installment due on an Interest Payment Date which occurs on or prior to the Redemption Date to the Holders of Notes as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date. On or after the 2023 Notes Par Call Date, the Company may redeem the Notes prior to the Stated Maturity Date, at its option, at any time in whole or from time to time in part, upon not less than 30 nor more than 60 days’ prior written notice to each Holder of Notes, at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed, plus (i) unpaid interest, if any, accrued on the principal amount of the Notes being redeemed to, but not including, the Redemption Date and (ii) Additional Amounts, if any. In the case of any partial redemption, selection of the Notes for redemption will be made by the Trustee by such methods, as the Trustee shall deem fair and appropriate. If any Note is to be redeemed in part only, the notice of redemption relating to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of this Note.

Payment of Additional Amounts. Subject to certain exceptions set forth in the First Supplemental Indenture and the Guarantee, as the case may be, if the withholding or deduction of taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within Switzerland or any authority thereof or therein having power to tax in respect of any payments by or on behalf of the Company under this Note or the Guarantor under the Guarantee is required by law, the Company or the Guarantor, as applicable, shall pay to the Holder thereof, pursuant to the Indenture and this Note or the Guarantee, as the case may be, such Additional Amounts as may be necessary in order that the net amount received by the Holder of this Note after such withholding or deduction is equal to the amount that would have been receivable in respect of this Note in the absence of such withholding or deduction. Under the Indenture, a successor Person to the Company (including a Substituted Debtor) or the Guarantor, as applicable, that is organized in the United States (in the case of a successor Person to the Company) or Switzerland (in the case of a successor Person to the Guarantor) or any political subdivision or governmental authority thereof or therein, will be subject to the obligation referred to in the preceding sentence. In addition, any such successor Person (i) that is not organized under the laws of the United States of America, any state thereof or the District of Columbia or any territory thereof, and (ii) in the case of a successor Person to the Guarantor, that is not organized under the laws of Switzerland or any political subdivision or governmental authority thereof is, in connection with such succession, required to agree to make all payments in respect of the Outstanding Notes free and clear of, and without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or other governmental charges of whatever nature imposed, collected, withheld, assessed or levied by or on behalf of the jurisdiction of organization or residence (for tax purposes) of such successor Person or any political subdivision or governmental authority thereof or therein having the power to tax, unless required by law, in which case such successor Person shall also be required to agree, subject to certain customary exceptions, to pay such additional amounts as may be necessary in order that the net amount received by each

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Holder of Outstanding Notes after such withholding or deduction is equal to the amount that would have been receivable in respect of each such Note in the absence of such withholding or deduction.

Optional Tax Redemption. The Company may redeem the Notes prior to the Stated Maturity Date, at its option, in whole but not in part, upon not less than 30 nor more than 60 days’ prior written notice to each Holder of Notes, at a redemption price equal to 100% of the principal amount thereof plus (i) unpaid interest, if any, accrued thereon to, but not including, the Redemption Date and (ii) Additional Amounts, if any, in the event that the Company or the Guarantor has become or would become obligated to pay, on the next date on which any amount would be payable with respect to the Notes, any Additional Amounts as a result of certain changes or amendments to the laws, treaties or official positions of the relevant Tax Jurisdiction, as set forth in the First Supplemental Indenture, and the Company or the Guarantor, as applicable, cannot avoid such obligation by taking reasonable measures available to it. Notwithstanding the foregoing, the Company shall pay any interest installment due on an Interest Payment Date which occurs on or prior to the Redemption Date to the Holders of Notes as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date.

Satisfaction and Discharge. The Indenture contains provisions where, upon the Company’s direction and satisfaction of certain conditions, the Indenture shall cease to be of further effect with respect to the Notes, subject to the survival of specified provisions of the Indenture, including the Company’s obligation to pay Additional Amounts (and the Guarantor’s obligation under the Guarantee to pay Additional Amounts) in respect of such Notes to the extent described in the Indenture, which provisions apply to this Note.

Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of certain obligations of the Company under this Note and the Indenture, and certain obligations of the Guarantor under the Indenture.

Modification and Waivers; Obligations of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities. Such amendment and modification may be effected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series affected thereby (voting as separate classes). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of a majority in aggregate principal amount of the Outstanding Securities of any series to waive, on behalf of the Holders of all Outstanding Securities of such series, certain past defaults under the Indenture and their consequences. Any such consent or waiver in respect of the Notes shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the

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principal of, and premium, if any, and interest on, and any Additional Amounts with respect to, this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

Limitation on Suits. As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note will have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any remedy thereunder, except in the case of failure of the Trustee, for 60 days, to act after it has received a written request to institute proceedings in respect of an Event of Default from the holders of at least 25% in aggregate principal amount of the Outstanding Notes, as well as an offer of indemnity or security reasonably satisfactory to it, and no inconsistent direction has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Notes. Notwithstanding any other provision of the Indenture, each Holder of a Note will have the right, which is absolute and unconditional, to receive payment of the principal of, and premium, if any, and interest on, and any Additional Amounts in respect of, such Note on the respective due dates therefor and to institute suit for the enforcement therefor, and this right shall not be impaired without the consent of such Holder.

Authorized Denominations. The Notes are issuable only in registered form without coupons in minimum denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

Registration of Transfer or Exchange. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the register of the Notes maintained by the Security Registrar upon surrender of this Note for registration of transfer, at the Office or Agency in any Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations herein and therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

Guarantee. Payment of this Note is fully and unconditionally guaranteed by the Guarantor pursuant to the Guarantee issued pursuant to the Base Indenture. The Guarantee may be modified in accordance with the terms of the Base Indenture.

Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

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Governing Law. The Indenture and this Note shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflicts of law principles of such State other than New York General Obligations Law Section 5-1401. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE, THE SECURITIES OR THE TRANSACTION CONTEMPLATED HEREBY.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

ABB FINANCE (USA) INC.

By:
Name:
Title:

By:
Name:
Title:

7

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

Dated: [ • ]

B-1

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address,
including postal zip code, of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints to transfer said Note on the books of the Trustee, with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee

B-2

EXHIBIT C

Form of 3.800% Note due 2028

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

ABB FINANCE (USA) INC.

3.800% Note due 2028

REGISTERED	PRINCIPAL AMOUNT: $[ • ]
No. R-[ • ]

CUSIP: 00037B AF9
ISIN: US00037BAF94

ABB FINANCE (USA) INC., a Delaware corporation (herein called the “Company,” which term includes any successor Person or Substituted Debtor under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal amount of [ • ] DOLLARS ($[ • ]) on April 3, 2028 (the “Stated Maturity Date”) (unless redeemed on any date fixed for redemption (the “Redemption Date”) prior to the Stated Maturity Date in accordance with the terms of this Note and the Indenture) (the Stated Maturity Date and the Redemption Date is hereinafter referred to as the “Maturity Date” with respect to the principal repayable on such date) and to pay interest on the outstanding principal amount of this Note from [April 3, 2018](5) or from the most recent Interest Payment Date to which interest has been paid or duly provided for semi-annually in arrears on April 3 and October 3, commencing on [October 3, 2018](6) (each, an “Interest Payment Date”), and on the Maturity Date, at the rate of 3.800% per annum, until said principal amount is paid or duly provided for. Interest on this Note will be computed on the basis of a 360-day year consisting of twelve 30-day months.

Payment of Interest.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, will, as provided in the Indenture, be paid, in immediately available funds, to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the March 19 and September 18, as the case may be, immediately preceding such Interest Payment Date (the “Regular Record Date”).  Any such interest not punctually paid or duly provided for on an Interest Payment Date (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest may be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

Place of Payment.  Payment of principal of, and premium, if any, and interest on, and any Additional Amounts with respect to, this Note will be made at the Corporate Trust Office of the Trustee or such other Office or Agency as may be designated by the Company for such purpose in The City of New York, in Dollars; provided, however, that the Company will make payment of principal of, and premium, if any, and interest on, and any Additional Amounts with respect to, this Note due on the Maturity Date by wire transfer of immediately available funds against

(5)                                 Insert appropriate date in the case of a re-opening of the Notes.

(6)                                 Insert appropriate date in the case of a re-opening of the Notes.

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presentation and surrender at such Office or Agency, if appropriate written wire transfer instructions are received by the Trustee not less than 15 days prior to the Maturity Date. In the event that such instructions are not so received, such amounts will be paid by check against such presentation and surrender. The Company may, at its option, make payments of interest on an Interest Payment Date other than the Maturity Date by check mailed to each Holder of Notes entitled to receive such payment or, if appropriate written wire transfer instructions are received by the Trustee not less than 15 days prior to such Interest Payment Date, by wire transfer of immediately available funds to an account maintained by such Holder located in the United States.

Time of Payment. If an Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the required payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or the Maturity Date, as the case may be, and no additional interest shall accrue on such payment as a result of payment on such next succeeding Business Day.

General.  This Note is one of a duly authorized issue of Securities of the Company, issued and to be issued in one or more series under an indenture (the “Base Indenture”), dated as of April 3, 2018, among the Company, ABB Ltd, as guarantor (the “Guarantor”), and Deutsche Bank Trust Company Americas, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of which this Note is a part), as supplemented by a First Supplemental Indenture thereto, dated as of April 3, 2018 (the “First Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), among the Company, the Guarantor and the Trustee.  Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Note is one of a duly authorized series of Securities designated as “3.800% Notes due 2028” (collectively, the “Notes”), limited, except as specified below, in aggregate principal amount to SEVEN HUNDRED FIFTY MILLION DOLLARS ($750,000,000).  To the extent the terms of this Note conflict with the terms of the Indenture, the terms of this Note shall govern.

Further Issuance.  The Company may, from time to time, without notice to, or the consent of, the Holders of the Notes, issue additional Securities ranking equally and ratably with and having the same interest rate, maturity and other terms as the originally issued Notes (other than issue date and, to the extent applicable, issue price, initial Interest Payment Date and initial date of interest accrual).  Any such additional Securities, if the Company so determines, will be consolidated, and constitute a single series of Securities, with the originally issued Notes for all purposes; provided, however, that any such additional Securities that have the same CUSIP, ISIN or other identifying number of any Outstanding Notes must be fungible with such Outstanding Notes for U.S. federal income tax purposes.

Events of Default.  If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of the Notes may be declared, and in certain cases shall automatically become, due and payable in the manner and with the effect provided in the Indenture.

Sinking Fund.  The Notes are not subject to any sinking fund.

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Optional Redemption.  The Company may redeem the Notes prior to the 2028 Notes Par Call Date, at its option, at any time in whole or from time to time in part, upon not less than 30 nor more than 60 days’ prior written notice to each Holder of Notes, at the Make-Whole Amount, plus (i) unpaid interest, if any, accrued on the principal amount of the Notes being redeemed to, but not including, the Redemption Date and (ii) Additional Amounts, if any.  Notwithstanding the foregoing, the Company will pay any interest installment due on an Interest Payment Date which occurs on or prior to the Redemption Date to the Holders of Notes as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date.  On or after the 2028 Notes Par Call Date, the Company may redeem the Notes prior to the Stated Maturity Date, at its option, at any time in whole or from time to time in part, upon not less than 30 nor more than 60 days’ prior written notice to each Holder of Notes, at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed, plus (i) unpaid interest, if any, accrued on the principal amount of the Notes being redeemed to, but not including, the Redemption Date and (ii) Additional Amounts, if any. In the case of any partial redemption, selection of the Notes for redemption will be made by the Trustee by such methods, as the Trustee shall deem fair and appropriate.  If any Note is to be redeemed in part only, the notice of redemption relating to such Note shall state the portion of the principal amount thereof to be redeemed.  A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of this Note.

Payment of Additional Amounts.  Subject to certain exceptions set forth in the First Supplemental Indenture and the Guarantee, as the case may be, if the withholding or deduction of taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within Switzerland or any authority thereof or therein having power to tax in respect of any payments by or on behalf of the Company under this Note or the Guarantor under the Guarantee is required by law, the Company or the Guarantor, as applicable, shall pay to the Holder thereof, pursuant to the Indenture and this Note or the Guarantee, as the case may be, such Additional Amounts as may be necessary in order that the net amount received by the Holder of this Note after such withholding or deduction is equal to the amount that would have been receivable in respect of this Note in the absence of such withholding or deduction. Under the Indenture, a successor Person to the Company (including a Substituted Debtor) or the Guarantor, as applicable, that is organized in the United States (in the case of a successor Person to the Company) or Switzerland (in the case of a successor Person to the Guarantor) or any political subdivision or governmental authority thereof or therein, will be subject to the obligation referred to in the preceding sentence. In addition, any such successor Person (i) that is not organized under the laws of the United States of America, any state thereof or the District of Columbia or any territory thereof, and (ii) in the case of a successor Person to the Guarantor, that is not organized under the laws of Switzerland or any political subdivision or governmental authority thereof is, in connection with such succession, required to agree to make all payments in respect of the Outstanding Notes free and clear of, and without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or other governmental charges of whatever nature imposed, collected, withheld, assessed or levied by or on behalf of the jurisdiction of organization or residence (for tax purposes) of such successor Person or any political subdivision or governmental authority thereof or therein having the power to tax, unless required by law, in which case such successor Person shall also be required to agree, subject to certain customary exceptions, to pay such additional amounts as may be necessary in order that the net amount received by each

3

Holder of Outstanding Notes after such withholding or deduction is equal to the amount that would have been receivable in respect of each such Note in the absence of such withholding or deduction.

Optional Tax Redemption.  The Company may redeem the Notes prior to the Stated Maturity Date, at its option, in whole but not in part, upon not less than 30 nor more than 60 days’ prior written notice to each Holder of Notes, at a redemption price equal to 100% of the principal amount thereof plus (i) unpaid interest, if any, accrued thereon to, but not including, the Redemption Date and (ii) Additional Amounts, if any, in the event that the Company or the Guarantor has become or would become obligated to pay, on the next date on which any amount would be payable with respect to the Notes, any Additional Amounts as a result of certain changes or amendments to the laws, treaties or official positions of the relevant Tax Jurisdiction, as set forth in the First Supplemental Indenture, and the Company or the Guarantor, as applicable, cannot avoid such obligation by taking reasonable measures available to it.  Notwithstanding the foregoing, the Company shall pay any interest installment due on an Interest Payment Date which occurs on or prior to the Redemption Date to the Holders of Notes as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date.

Satisfaction and Discharge.  The Indenture contains provisions where, upon the Company’s direction and satisfaction of certain conditions, the Indenture shall cease to be of further effect with respect to the Notes, subject to the survival of specified provisions of the Indenture, including the Company’s obligation to pay Additional Amounts (and the Guarantor’s obligation under the Guarantee to pay Additional Amounts) in respect of such Notes to the extent described in the Indenture, which provisions apply to this Note.

Defeasance and Covenant Defeasance.  The Indenture contains provisions for defeasance at any time of certain obligations of the Company under this Note and the Indenture, and certain obligations of the Guarantor under the Indenture.

Modification and Waivers; Obligations of the Company Absolute.  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities.  Such amendment and modification may be effected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series affected thereby (voting as separate classes).  The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture.  Furthermore, provisions in the Indenture permit the Holders of a majority in aggregate principal amount of the Outstanding Securities of any series to waive, on behalf of the Holders of all Outstanding Securities of such series, certain past defaults under the Indenture and their consequences.  Any such consent or waiver in respect of the Notes shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the

4

principal of, and premium, if any, and interest on, and any Additional Amounts with respect to, this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

Limitation on Suits.  As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note will have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any remedy thereunder, except in the case of failure of the Trustee, for 60 days, to act after it has received a written request to institute proceedings in respect of an Event of Default from the holders of at least 25% in aggregate principal amount of the Outstanding Notes, as well as an offer of indemnity or security reasonably satisfactory to it, and no inconsistent direction has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Notes.  Notwithstanding any other provision of the Indenture, each Holder of a Note will have the right, which is absolute and unconditional, to receive payment of the principal of, and premium, if any, and interest on, and any Additional Amounts in respect of, such Note on the respective due dates therefor and to institute suit for the enforcement therefor, and this right shall not be impaired without the consent of such Holder.

Authorized Denominations.  The Notes are issuable only in registered form without coupons in minimum denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

Registration of Transfer or Exchange.  As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the register of the Notes maintained by the Security Registrar upon surrender of this Note for registration of transfer, at the Office or Agency in any Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations herein and therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

Guarantee.  Payment of this Note is fully and unconditionally guaranteed by the Guarantor pursuant to the Guarantee issued pursuant to the Base Indenture.  The Guarantee may be modified in accordance with the terms of the Base Indenture.

Defined Terms.  All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

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Governing Law.  The Indenture and this Note shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflicts of law principles of such State other than New York General Obligations Law Section 5-1401.  EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE, THE SECURITIES OR THE TRANSACTION CONTEMPLATED HEREBY.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of Page Intentionally Left Blank]

6

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

ABB FINANCE (USA) INC.

By:
Name:
Title:

By:
Name:
Title:

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

Dated: [ • ]

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address,
including postal zip code, of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints to transfer said Note on the books of the Trustee, with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee

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